THE UNION CENTRAL LIFE INSURANCE COMPANY
                                ("Union Central")
                   CARILLON ACCOUNT and CARILLON LIFE ACCOUNT
                              ("Separate Accounts")
                                 Supplement to:
     VA I, VA II and VA II SA, Advantage VA III, and Excel Performance VUL
                         Prospectuses Dated May 1, 2009
                          Supplement Dated May 1, 2009

This supplement amends certain disclosure contained in the above-referenced prospectuses for the policies with the same names. Please keep this supplement together with your prospectus for future reference. Please note that some information provided below may not be applicable to you, as all underlying portfolios may not be available as subaccount investment options under your policy.

1. The Ohio Department of Insurance and the Nebraska Department of Insurance have each approved applications submitted by The Union Central Life Insurance Company to transfer its domicile from Ohio to Nebraska. All required filings with the Nebraska Secretary of State and the Nebraska Department of Insurance have been completed to accomplish the redomestication of Union Central to Nebraska, effective April 22, 2009.

     Therefore, all statements in your prospectus and Statement of Additional Information that Union Central is an Ohio insurance company shall be revised to state that "Union Central is a Nebraska insurance company." Text regarding Union Central ownership is revised to state that "Union Central is a wholly owned subsidiary of Ameritas Life Insurance Corp. ("Ameritas"), a Nebraska life insurance company. Ameritas is wholly owned by Ameritas Holding Company ("AHC"), a Nebraska stock insurance holding company. AHC is wholly owned by UNIFI Mutual Holding Company, a Nebraska mutual insurance holding company."

     The Union Central Life Insurance Company has changed its principal and home office address to 5900 "O" Street, Lincoln, Nebraska 68510. Any reference to the principal or home office address in the prospectus or Statement of Additional Information is hereby replaced. The administrative office for Union Central remains at 1876 Waycross Road, Cincinnati, Ohio 45240.

2. Effective May 1, 2009, the PORTFOLIO COMPANY OPERATING EXPENSES chart in the prospectus is revised for the Oppenheimer portfolios listed below.

----------------------------------------------------------------------------------------------------------------------
                                                               Acquired
                                                               Fund Fees      Total      Waivers       Total Expenses
Subaccount's underlying          Management   12b-1    Other      and       Portfolio     and        after Waivers and
Portfolio Name*                     Fees      Fees     Fees    Expenses       Fees     Reductions    Reductions, if any
----------------------------------------------------------------------------------------------------------------------
OPPENHEIMER, Non-Service Shares
----------------------------------------------------------------------------------------------------------------------
Capital Appreciation/VA**           0.65%       -      0.11%(1)   -           0.76%      -             0.76%(2)
----------------------------------------------------------------------------------------------------------------------
Global Securities/VA                0.63%       -      0.12%(1)   -           0.75%      -             0.75%(2)
----------------------------------------------------------------------------------------------------------------------
Main Street/VA***                   0.64%       -      0.12%(1)   -           0.76%      -             0.76%(2)
----------------------------------------------------------------------------------------------------------------------

Oppenheimer (1) "Other Fees" include transfer agent fees, custodial fees, and accounting (or audit) and legal expenses that the Fund pays. Effective May 1, 2009, the Fund's transfer agent fee structure has changed. The "Other Fees" and "Total Expenses after Waivers and Reductions, if any" per the above table reflect the estimated annual effect of these contractual changes. Prior to May 1, 2009, the Transfer Agent had voluntarily undertaken to the Fund to limit the transfer agent fees to 0.35% of the average daily net assets per fiscal year. For the Fund's fiscal year ended December 31, 2008, the transfer agent fees did not exceed the expense limitation. The actual "Other Fees" as a percentage of the average daily net assets for the Fund's fiscal year ended December 31, 2008 were 0.01% for Capital Appreciation and 0.02% for Global Securities and Main Street. The Fund also receives certain credits from the Fund's custodian that, during the fiscal year ended December 31, 2008 reduced its custodial expenses by less than 0.01% of average daily net assets.
Oppenheimer (2) Effective May 1, 2009 the Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that those expenses, as percentages of average daily net assets will not exceed the annual rate of 0.80% for Capital Appreciation and Main Street and 1.00% for Global Securities. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders. After all the waivers and credits in effect during that period (if any), during the Fund's fiscal year ended December 31, 2008, the actual "Total Expenses after Waivers and Reductions, if any," as percentages of average daily net assets were 0.66% for Capital Appreciation and Main Street and 0.65% for Global Securities. It is estimated that after giving effect to all of the current fees structures, waivers and credits, the Fund's "Total Expenses after Waivers and Reductions, if any," as percentages of average daily net assets would have been 0.76% for Capital Appreciation and Main Street and 0.75% for Global Securities during the fiscal year ended December 31, 2008.
* Short cites are used in this list. The "Investment Options" section uses complete Portfolio names.
** Portfolio available for the Advantage VA III product only.
***Portfolio available for VA I and VA II, VA II SA and Advantage VA III products only.

3. Union Central intends to rely on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 (the "1934 Act") to the extent the requirement to file reports under the 1934 Act is determined to be applicable to depositors of variable insurance products.

All other provisions of your policy remain as stated in your policy and prospectus.

  Please retain this supplement with the current prospectus for your variable policy issued by The Union Central Life Insurance Company.

             If you do not have a current prospectus, please contact
                        Union Central at 1-800-825-1551.